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Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Christopher R. Hayek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011 of Tree.com, Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tree.com, Inc.

Dated: August 15, 2011	/s/ CHRISTOPHER R. HAYEK Christopher R. Hayek Senior Vice President and Chief Accounting Officer (principal financial officer)

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  Exhibit 32.2